EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Zhong Sen International Tea Company for the period ended August 31, 2012, I, Li Wang, Chief Executive Officer of Zhong Sen International Tea Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report of Form 10-Q for the period ended August 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended August 31, 2012, fairly represents in all material respects, the financial condition and results of operations of Zhong Sen International Tea Company.

Date: October 22, 2012	By:	/s/ Li Wang
Li Wang
Chief Executive Officer
(Duly Authorized Officer and Principal Executive Officer)